TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

                        Supplement dated October 6, 2006
           To Statement of Additional Information dated August 1, 2006

     The Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund (the "Funds") hereby replace the second paragraph of the section of the Statement of Additional Information entitled "Portfolio Holdings Disclosure" with the following paragraph:

     The Funds' portfolio holdings are generally published on the Funds' Web site substantially in the form they are expected to be filed with the SEC with up to a 15 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR and Form N-Q with a lag of up to 60 days following each fiscal quarter. The Funds may also exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund's accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds' Web site with a lag of up to 60 days following the period end. The Funds' top twenty holdings as of the most recent month end are posted monthly on the Funds' Web site as soon as they become available, which is generally within a few days after month end. Information regarding the Funds' portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their Web site. In addition, the Adviser may provide to existing and potential investors and intermediaries working on behalf of such investors, analytical information concerning a Fund's portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the country-regionplaceUnited States and other countries regarding its investments on behalf of its clients which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds' website are the Adviser, PFPC and the Custodian. The Board of Directors believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.